UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES
Investment Company Act File Number: 811-08627
Optique Funds, Inc.
(Exact name of registrant as specified in charter)

222 East Erie, Suite 500
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)
Wendell Perkins
Optique Capital Management
222 East Erie, Suite 500
Milwaukee, WI 53202
(Name and address of agent for service)
Registrant’s telephone number, including area code: 1-800-276-8272
Date of fiscal year end: October 31, 2010
Date of reporting period: October 31, 2010

Item 1. Reports to Stockholders.
October 31, 2010 Annual Report

Table of Contents

Letter to Shareholders	1

Portfolio Commentary	4

Schedule of Investments	5

Statement of Assets and Liabilities	8

Statement of Operations	9

Statement of Changes in Net Assets	10

Financial Highlights	11

Notes to the Financial Statements	12

Report of Independent Registered Public Accounting Firm	18

Directors and Officers of the Company	19

Disclosure of Fund Expenses	21

Approval of Investment Advisory Contract	22

Notice to Shareholders	23

NOT FDIC-INSURED
May lose value. No bank guarantee.

Shares of Optique Funds are distributed by an independent third party, SEI Investments Distribution Co.

Shareholders’ Letter October 31, 2010 (Unaudited)
Dear Shareholders,
International Equity Fund
For the one-year period ended October 31, 2010, the Optique International Value Fund returned 14.46%, outperforming the benchmark MSCI World ex-USA Index return of 9.61%.
In an environment of economic and financial uncertainty, global stock markets were marked by low volume and high volatility, and were easily shaken by news and rumors. Despite mild economic growth, high rates of unemployment and weak housing markets in the developed economies, corporate earnings growth was strong, and investor sentiment swung between optimism about earnings and pessimism about the economy. There were tentative gains early in the fiscal year, until concerns about the sovereign debt crisis in Europe worsened, sending markets into a tailspin. As China began to tighten monetary policy to prevent overheating of its booming economy, investors further feared that the engine of global growth would begin to sputter. By the end of May, stocks were down over 10% from the beginning of the year. Confidence slowly recovered as the European authorities along with the IMF pledged to restore stability to European financial markets and stand ready to help in the event that a bailout was necessary. Markets began to anticipate that the US Federal Reserve would implement “QE2”, a second round of quantitative easing to inject even more liquidity into the financial system, providing a lift to asset prices and weakening the US dollar. Markets also began to anticipate a Republican landslide in the US mid-term elections, which was seen as a positive for stocks. For most of the summer, other than a brief dip in August, and to the end of the fiscal year, stocks rallied to close the year with a 10% gain.
The best-performing parts of the market included basic goods — chemicals, metals and paper. Surprisingly, given high levels of unemployment and weak consumer sentiment, the best-performing sector of all for the year was retail, where the average return was over 30%, led by sellers of luxury goods. Unsurprisingly, the worst-performing parts of the market were financials, banks, and builders, which were the only sectors to post negative returns. By region, the biggest gainers were Asia ex Japan, northern Europe (Sweden, Norway, Finland, Denmark), and Canada. The southern European and Irish markets were the only ones to post negative returns for the year, with Greek stocks losing nearly half their value in USD terms. The euro fluctuated along with sentiment about sovereign debt, but for the fiscal year depreciated just 5% against the dollar.
Performance Analysis
The International Value Fund gained 14.46% for the year, ahead of the benchmark MSCI World ex USA Index return of 9.61%.
The Fund’s relatively defensive structure enabled it to hold up very well during periods of market weakness. Despite lagging when markets recovered sharply toward the end of the year, the Fund had much less ground to make up by that point. Stock selection was positive in health care, where the average holding
Optique Funds Annual Report     1

Shareholders’ Letter (Continued) October 31, 2010 (Unaudited)
was up 30% versus the benchmark sector return of 7%. Biovail, a Canadian pharma, gained 70% as management’s restructuring efforts began to pay off, and Hikma Pharmaceuticals PLC, a London-listed Jordanian generics company, gained over 60% on strong growth in its home markets in the Middle East and North Africa. While these two holdings led gains, in fact, most of our holdings in the sector posted double digit returns for the year. In the banking sector, one of the only parts of the market that declined for the year, the Fund’s holdings were positive, as strong performance by our northern European, Canadian, and Singapore banks more than offset poor returns from our UK, Japanese, and Spanish banks. In utilities, where the Fund was overweighted, each of our non-euro-denominated holdings returned double digits, for an aggregate return of over 16% versus the benchmark sector return of under 5%. Two of the Fund’s holdings were beneficiaries of the strong recovery in auto sales, particularly in places like China and India. Lanxess, the world’s largest maker of synthetic rubber used in tires, tubes and window seals, gained 108% in fiscal 2010, while Magna International, Inc., a Canadian car parts maker, gained 130%. Returns like these offset poor stock selection in a few other areas. The Fund’s holdings in staples, energy, and financials underperformed their respective sectors. In staples, we hold a number of Japanese names which gained, but lagged the sector, even while outperforming the Japanese market in general. Toyo Suisan Kaisha, Ltd., an instant noodle-maker, was the biggest decliner, down 16% as higher input costs crimped margins. In energy, BP PLC was already down substantially by the time we exited the stock, and bottomed much lower, but recovered after they were finally able to close the Gulf well, and the Fund did not participate in that recovery. Petroleo Brasileiro SA fell 22% for the year after a massive rights issue to fund extraction from its offshore discoveries benefitted the Brazilian government more than it did other shareholders. The financial sector was the worst performing sector for the year, and the Fund’s holding fared even worse. Nomura Holdings, Inc. fell 27% on stagnating profits and the market’s lack of conviction in management’s global expansion plans. Provident Financial of the UK, a consumer finance company, fell 15% on concern that the UK’s austerity measures would negatively impact its client base.
From a regional perspective, the Fund had no exposure to Italy, Ireland, Portugal or Greece. There was limited exposure to Spain, which we added to opportunistically, and the overall effect was positive. Stock selection was negative in the UK for the year. The UK has a large weight in metals, due to acquisitions made by UK-domiciled companies and because a number of Latin American and Russian companies have chosen to list in London. Not owning these names was the biggest drag for our UK holdings. But our bank holdings were also weak, and our lack of exposure to British retail and services contributed negatively. Stock selection was positive in Europe, Japan, Asia-ex Japan, and Canada.
2     Optique Funds Annual Report

Shareholders’ Letter (Continued) October 31, 2010 (Unaudited)
While economic conditions remain fragile in the developed world, earnings growth has been strong, leaving stock valuations looking relatively attractive. The MSCI World ex- USA Index offers a P/E ratio of just 11.8 times, with a 3% dividend yield. We remain relatively conservatively positioned to try to protect to the downside without giving up too much upside opportunity. Our International Value Fund is attractively valued and offers a 3.2% dividend yield.
Very truly yours,
Optique Capital Management
This material represents the manager’s assessment of the portfolio and market environment at a specific point in time and should not be relied upon by the reader as research or investment advice.
The Morgan Stanley Capital International (MSCI) World ex-USA Value Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. The MSCI World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the United States. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.
Optique Funds Annual Report     3

Portfolio Commentary October 31, 2010 (Unaudited)
International Value Fund
This chart assumes an initial investment of $10,000 made on 10/31/00. Returns shown include the reinvestment of all dividends and reflect fee waivers in effect; in the absence of fee waivers, performance would be reduced. Past performance is not predictive of future results. Investment return and principal value will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.
     The Morgan Stanley Capital International (MSCI) MSCI World ex-USA Index is the aggregate of 23 individual country indices calculated by MSCI. The index excludes the United States. MSCI uses a target of 85% of free float-adjusted market representation within each industry group, within each country, as a guideline in constructing the index.
     The MSCI World ex-USA Value Index consists of those stocks in the MSCI World ex-USA Index having lower price to earnings ratios, and is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.
     Unlike actual fund performance, performance of an index does not reflect any expenses or transaction costs. A direct investment in an unmanaged index is not possible.
     Investors are reminded that, while investing globally can be rewarding, investments in foreign securities involve investment risks including currency, liquidity, political, economic and market risks.
4     Optique Funds Annual Report

Schedule of Investments October 31, 2010
International Value Fund

Number
of Shares		Value
	FOREIGN STOCK — 97.58%
	Australia — 6.95%
2,150	AGL Energy Ltd.	$33,908
4,200	Amcor Ltd.	27,665
540	BHP Billiton Ltd. ADR	44,599
4,500	Foster’s Group Ltd.	25,760
925	National Australia Bank Ltd.	23,084
2,650	Santos Ltd.	32,781
1,800	Westpac Banking Corp.	40,051

		227,848

	Austria — 2.97%
270	Mayr-Melnhof Karton AG	29,148
1,130	OMV AG	42,162
1,700	Telekom Austria	25,991

		97,301

	Bermuda — 0.81%
4,700	Hiscox Ltd.	26,638

	Canada — 5.98%
5,600	Bombardier, Inc, Class B	27,956
1,200	EnCana Corp.	33,974
1,470	Husky Energy, Inc.	36,577
350	Magna International, Inc., Class A	31,726
660	Royal Bank of Canada	35,276
420	Toronto-Dominion Bank	30,315

		195,824

	China — 0.72%
87,000	Sinotrans Ltd., Class H	23,455

	Finland — 1.63%
1,850	Nokia	19,953
3,385	Stora Enso, Class R	33,592

		53,545

	France — 9.85%
390	BNP Paribas	28,485
490	Carrefour SA	26,411
835	Compagnie de Saint-Gobain	38,948
630	GDF Suez	25,113
280	Nexans	19,918
575	Sanofi-Aventis	40,103
380	Societe BIC SA	33,670
540	Societe Generale	32,292
670	Total SA	36,360
10,800	Total SA STRIPS*	15
775	Vinci	41,342

		322,657

	Germany — 8.86%
360	Allianz SE	45,052
380	BASF AG	27,612
520	Deutsche Bank AG	29,936
460	Deutsche Boerse	32,326
1,700	Deutsche Telekom AG	24,597
1,180	E.ON	36,902
1,500	Rhoen Klinikum	35,025
390	Salzgitter	27,965
270	Siemens AG	30,802

		290,217

	Hong Kong — 6.38%
6,300	Cheung Kong Infrastructure Holdings Ltd.	26,330
4,150	China Mobile Hong Kong Ltd.	42,264
32,000	China Petroleum & Chemical Corp., Class H	30,175
3,800	Hang Lung Group Ltd.	25,220
1,950	Swire Pacific Ltd., Class A	27,669
28,500	Techtronic Industries Co.	28,859
8,000	Yue Yuen Industrial Holdings	28,688

		209,205

	Japan — 20.42%
2,050	Aderans Co. Ltd.	23,949
1,200	Aisin Seiki Co. Ltd.	37,646
2,840	Asahi Glass Co. Ltd.	27,254
700	Astellas Pharma	26,019
580	Canon, Inc.	26,786
350	East Japan Railway Co.	21,617
4,720	Fujitsu Ltd.	32,228
1,215	Honda Motor Co. Ltd.	44,301
12	Japan Tobacco, Inc.	37,289
2,000	JGC Corp.	38,237
305	Kyocera Corp.	30,405
Optique Funds Annual Report     5

Schedule of Investments October 31, 2010
International Value Fund (continued)

Number
of Shares		Value

	Japan (Continued)
1,795	Kyushu Electric Power Co., Inc.	$42,496
1,050	Mitsubishi Corp.	25,223
5,500	Mitsubishi UFJ Financial Group, Inc.	25,605
500	Nippon Telegraph & Telephone Corp.	22,688
800	Nitto Denko Corp.	29,895
3,175	Nomura Holdings, Inc.	16,476
500	Secom Co. Ltd.	22,688
770	Sony Corp.	25,714
6,500	Sumitomo Chemical Co. Ltd.	28,324
470	Takeda Pharmaceutical Co. Ltd.	21,998
1,700	Toyo Suisan Kaisha Ltd.	36,427
600	Tsuruha Holdings, Inc	25,810

		669,075

	Luxembourg — 0.72%
920	SES	23,547

	Mexico — 0.71%
26,518	Cemex SAB de CV, Class Preference*	23,320

	Netherlands — 4.32%
3,680	Aegon NV	23,293
990	Heineken Holding NV	42,573
780	Koninklijke Philips Electronics NV, NY Shares ADR	23,751
870	Royal Dutch Shell PLC, A Shares	28,181
900	TNT	23,892

		141,690

	Norway — 1.33%
3,200	DnB NOR	43,688

	Singapore — 2.63%
4,000	DBS Group Holdings Ltd.	42,959
8,950	Fraser and Neave Ltd.	43,151

		86,110

	Spain — 3.61%
1,750	Banco Santander	22,453
1,130	Fomento de Construcciones y Contratas	30,438
1,225	Repsol YPF SA	33,925
390	Telefonica ADR	31,644

		118,460

	Sweden — 2.41%
2,900	Securitas, Class B	31,596
3,500	Skandinaviska Enskilda Banken AB, Class A	27,015
1,500	Volvo, Class B	20,236

		78,847

	Switzerland — 3.33%
630	Nestle SA	34,527
365	Novartis AG ADR	21,152
2,600	STMicroelectronics	22,708
640	Swiss Reinsurance Co. Ltd.	30,780

		109,167

	Taiwan — 1.10%
1,545	Chunghwa Telecom Co. Ltd. ADR	36,153

	United Kingdom — 12.85%
750	Anglo American PLC	34,870
565	AstraZeneca PLC	28,269
3,700	Aviva PLC	23,550
7,700	Barclays PLC	33,805
1,400	Diageo PLC	25,785
1,550	GlaxoSmithKline PLC	30,258
3,325	Hikma Pharmaceuticals PLC	41,784
3,950	HSBC Holdings PLC	40,992
4,250	National Grid PLC	40,090
1,690	Provident Financial PLC	21,075
600	Smith & Nephew PLC ADR	26,328
810	Unilever PLC	23,298
2,500	United Utilities Group PLC	24,422
9,750	Vodafone Group PLC	26,477

		421,003

	Total Foreign Stock
	(Cost $2,976,541)	3,197,750

	FOREIGN PREFERRED STOCK 1.53%

	Brazil — 1.53%
1,630	Petroleo Brasileiro SA	24,873
900	Vale, Class A	25,330

		50,203

	Total Foreign Preferred Stock
	(Cost $50,523)	50,203

6     Optique Funds Annual Report

Schedule of Investments October 31, 2010
International Value Fund (concluded)

Number
of Shares		Value

	SHORT-TERM INVESTMENTS** —1.74%
47,153	SSGA Money Market Fund, 0.010%	$47,153
10,000	SSGA U.S. Government
	Money Market Fund, 0.000%	10,000

	Total Short-Term Investments
	(Cost $57,153)	57,153

	TOTAL INVESTMENTS 100.85%
	(Cost $3,084,217)	$3,305,106

Percentages are based on Net Assets of $3,277,094.

*	Non-income producing security.

**	The rate reported is the 7-day effective yield as of October 31, 2010.
ADR — American Depositary Receipt
Ltd. — Limited
NY — New York
PLC — Public Limited Company
SSGA — State Street Global Advisors
STRIPS — Separately Traded Registered Interest and Principal Security
The accompanying notes are an integral part of the financial statements.
Optique Funds Annual Report     7

Statement of Assets and Liabilities as of October 31, 2010

International
Value Fund

Investments at cost	$3,084,217
Foreign currency at cost	873

Assets:
Investments at market value	$3,305,106
Foreign currency at value	873
Receivable due from Investment Advisor	32,387
Prepaid expenses	18,099
Reclaim receivable	15,862
Dividends and interest receivable	8,598

Total Assets	3,380,925

Liabilities:
Professional fees	42,419
Payable for investment securities purchased	14,915
Administrative fees payable	11,466
Transfer agent fees payable	8,969
Investment advisory fees payable	2,611
Custody fees payable	2,300
Trustees’ fees payable	858
Other accrued expenses	20,293

Total Liabilities	103,831

Net Assets	$3,277,094

Net Assets Consist of:
Paid-in capital	$2,501,603
Undistributed net investment income	95,016
Accumulated net realized gain on investments and foreign currency transactions	458,548
Net unrealized appreciation on investments	220,889
Net unrealized appreciation on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	1,038

Net Assets	$3,277,094

Total shares outstanding at end of year	290,987
Net asset value, per share (net assets ÷ shares outstanding)	$11.26

The accompanying notes are an integral part of the financial statements.
8     Optique Funds Annual Report

Statement of Operations for the year ended October 31, 2010

International
Value Fund

Investment Income:
Dividends (net of foreign withholding taxes of $19,997)	$199,905

Total Investment Income	199,905

Expenses:
Administration fees	135,000
Investment advisory fees	82,341
Directors’ fees and expenses	42,516
Distribution fees (see Note 8)	75,492
Legal fees	54,158
Transfer agent fees and expenses	54,108
Custody fees	49,551
Audit fees	30,650
Federal and state registration fees	27,869
Printing fees	23,219
Miscellaneous fees	38,820

Total Expenses	613,724
Less:
Waiver of investment advisory fees	(82,341)
Expense reimbursement from investment advisor (see Note 7)	(362,122)

Total Net Expenses	169,261

Net Investment Income	30,644

Realized and Unrealized Gain (Loss) from Investments and Foreign Currency Transactions:
Net realized gain on investments	4,830,728
Net realized gain on foreign currency transactions	50,902
Net change in unrealized appreciation (depreciation) on investments	(2,715,748)
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(2,388)

Net gain on investments and foreign currency transactions	2,163,494

Net Increase in Net Assets Resulting from Operations	$2,194,138

The accompanying notes are an integral part of the financial statements.
Optique Funds Annual Report     9

Statement of Changes in Net Assets

	International
	Value Fund
	Fiscal Year	Fiscal Year
	Ended	Ended
	October 31,	October 31,
	2010	2009

Operations:
Net investment income	$30,644	$196,542
Net realized gain (loss) on investments	4,830,728	(2,792,942)
Net realized gain (loss) on foreign currency transactions	50,902	(98,058)
Net change in unrealized appreciation (depreciation) on investments	(2,715,748)	8,219,862
Net change in unrealized appreciation (depreciation) on foreign currencies and translation of other assets and liabilities denominated in foreign currencies	(2,388)	234

Net Increase in Net Assets Resulting from Operations	2,194,138	5,525,638

Distributions From:
Net investment income	(168,896)	(1,658,679)

Total Distributions	(168,896)	(1,658,679)

Capital Stock Transactions[1]:
Proceeds from shares sold	1,922,601	29,226,038
Proceeds from reinvestment of distributions	166,899	1,405,127
Redemption fees[2]	1,240	1,235
Cost of shares redeemed	(30,730,365)	(28,602,721)

Net Increase (Decrease) from Share Transactions	(28,639,625)	2,029,679

Total Increase (Decrease) in Net Assets	(26,614,383)	5,896,638

Net Assets:
Beginning of year	29,891,477	23,994,839

End of year	$3,277,094	$29,891,477

Undistributed net investment income included in net assets at end of year	$95,016	$55,800

[1]	See Note 3 in the Notes to the Financial Statements.

[2]	See Note 6 in the Notes to the Financial Statements.
The accompanying notes are an integral part of the financial statements.
10     Optique Funds Annual Report

Financial Highlights

	International
	Value Fund
	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year	Fiscal Year
	Ended	Ended	Ended	Ended	Ended
	Oct. 31, 2010	Oct. 31, 2009	Oct. 31, 2008	Oct. 31, 2007	Oct. 31, 2006

Net Asset Value, Beginning of Year	$9.90	$7.97	$18.21	$16.62	$14.12

Income (Loss) from Investment Operations:
Net investment income	0.03 †	0.07 †	0.28 †	0.26	0.28
Net realized and unrealized gain (loss) on investments*	1.39	2.54	(7.82)	3.06	3.04

Total from Investment Operations	1.42	2.61	(7.54)	3.32	3.32

Less Distributions Paid:
From net investment income	(0.06)	(0.68)	(0.25)	(0.26)	(0.23)
From net realized capital gains	—	—	(2.45)	(1.47)	(0.59)

Total Distributions	(0.06)	(0.68)	(2.70)	(1.73)	(0.82)

Net Asset Value, End of Year	$11.26	$9.90	$7.97	$18.21	$16.62

Total Return[1]	14.46%[2]	35.61%[2]	(48.17)%	21.61%	24.57%

Supplemental Data and Ratios:
Net assets, end of year (000s)	$3,277	$29,891	$23,995	$111,231	$98,943
Ratio of expenses to average net assets, net of waivers and reimbursements	1.85%	1.85%	1.56%	1.38%	1.40%
Ratio of expenses to average net assets, before waivers and reimbursements	6.71%	2.68%	1.56%	1.38%	1.40%
Ratio of net investment income to average net assets, net of waivers and reimbursements	0.33%	0.88%	2.09%	1.58%	1.79%
Ratio of net investment income (loss) to average net assets, before waivers and reimbursements	(4.53)%	0.05%	2.09%	1.58%	1.79%
Portfolio turnover rate	80%	123%	13%	21%	21%

†	Per share amounts for the period are based on average outstanding shares.

*	Includes redemption fees retained by the Fund. Such redemption fees represent less than $0.01 per share.

1	Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

2	Fee waivers and/or reimbursements were in effect. If they had not been in effect, performance would have been lower.
Amounts designated as “—” are $0.
The accompanying notes are an integral part of the financial statements.
Optique Funds Annual Report     11

Notes To The Financial Statements October 31, 2010
1. Organization
Optique Funds, Inc. (the “Company”), was organized on January 27, 1998 as a Maryland corporation and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a diversified, open-end management investment company issuing its shares in series, each series representing a distinct portfolio with its own investment objectives and policies. At October 31, 2010, there is one diversified series presently authorized: Optique International Value Fund, referred to as the “Fund.”
2. Significant Accounting Policies
The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles in the United States of America.
A. Use of Estimates
The preparation of financial statements in conformity with generally accepted accounting principles (“GAAP”) in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.
B. Investment Valuation
Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ, which use the official closing price) are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. The prices for foreign securities are reported in local currency and converted to U.S. dollars using currency exchange rates. Prices for most securities held in the Fund are provided daily by recognized independent pricing agents. If a security price cannot be obtained from an independent, third-party pricing agent, the Fund seeks to obtain a bid price from at least one independent broker. Investments in money market funds are valued at net asset value per share.
Securities for which market prices are not “readily available” are valued in accordance with Fair Value Pricing Procedures established by the Fund’s Board of Directors (the “Board”). The Fund’s Fair Value Pricing Procedures are implemented through a Fair Value Pricing Committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using Fair Value Pricing Procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; or the security’s primary pricing source is not able or willing to provide a price. When a security is valued in accordance with the Fair Value Pricing Procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. Although the Committee members use their best judgment in estimating the fair value of these investments, there are inherent limitations in any estimation technique. Because of the inherent uncertainty of valuation, the Fund’s values may differ from the values that the Fund could realize in a current transaction.
For securities that principally trade on a foreign market or exchange, a significant gap in time can exist between the time of a particular security’s last trade and the time at which the Fund calculates its net asset value. The closing prices of such securities may no longer reflect their market value at the time the Fund calculates net asset value if an event that could materially affect the value of those securities
(a “Significant Event”) has occurred between the time of the security’s last close and the time that the Fund calculates net asset value. A Significant Event may relate to a single issuer or to an entire market sector. If the advisor of the Fund becomes aware of a Significant Event that has occurred with respect to a security or group of securities after the closing of the exchange or market on which the security or securities principally trade, but before the time at which the Fund calculates net asset value, the advisor may request that a Committee Meeting be called. In addition, the Fund’s administrator monitors price movements among certain selected indices, securities and/or baskets of securities that may be an indicator that the closing prices received earlier from foreign exchanges or markets may not reflect market value at the time the Fund calculates net asset value. If price movements in a monitored index or security exceed levels established by the administrator, the administrator notifies the advisor for any Fund holding the relevant securities that such limits have been exceeded. In such an event, the advisor makes the determination whether a Committee Meeting should be called based on the information provided.
12      Optique Funds Annual Report

Notes to the Financial Statements (Continued) October 31, 2010
In accordance with the authoritative guidance on fair value measurements and disclosure under GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:
Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;
Level 2 — Quoted prices which are not active, or inputs that are observable (either directly or indirectly) for substantially the full term of the asset or liability; and
Level 3 — Prices determined using proprietary modeling techniques which involve the use of significant unobservable inputs (supported by little or no market activity).
Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.
For the year ended October 31, 2010, there have been no significant changes to the Fund’s fair valuation methodologies.
As of October 31, 2010, all of the Fund’s investments are level 1. For details of the investment classification, reference the Schedule of Investments.
For the period ended October 31, 2010, there were no significant transfers between Level 1 and Level 2 assets and liabilities.
C. Foreign Currency Translations
The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, other assets and liabilities at the current rate of exchange on the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the dates of such transactions.
The Fund does not isolate that portion of gains and losses on investments in equity securities that is due to changes in the foreign exchange rates from that which is due to change in market prices of equity securities.
The Fund reports gains and losses on foreign currency related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such realized gains and losses are treated as ordinary income or loss for U.S. Federal income tax purposes.
D. Foreign Currency Exchange Contracts
The Fund is authorized to enter into foreign currency exchange contracts for the purchase of a specific foreign currency at a fixed price on a future date as a hedge against either specific transactions or portfolio positions. The objective of the Fund’s foreign currency hedging transactions is to reduce the risk that the U.S. dollar value of the Fund’s foreign currency denominated securities will decline in value due to changes in foreign currency exchange rates. As of and during the year ended October 31, 2010, the Fund had no such contracts outstanding.
E. Distributions to Shareholders
Distributions from net investment income, if any, are declared and paid annually by the Fund. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders are recorded on the ex-dividend date. The Fund utilized earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction for income tax purposes.
Optique Funds Annual Report      13

Notes to the Financial Statements (Continued) October 31, 2010
F. Securities Transactions and Investment Income
For financial reporting purposes, investment transactions are accounted for on the trade date. The Fund determined the gain or loss realized from investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date and interest income is recognized on an accrual basis. Corporate actions for foreign securities are recorded as soon as the information is available to the Fund.
G. Expenses
The Fund is charged for those expenses that are directly attributable to the Fund, such as advisory, distribution and custodian fees.
3. Capital Stock
Transactions in shares of capital stock were as follows:

For the year ended October 31, 2010
Shares sold	188,187
Shares issued to holders in reinvestment of dividends	16,346
Shares redeemed	(2,933,725)

Net decrease	(2,729,192)

For the year ended October 31, 2009
Shares sold	3,389,456
Shares issued to holders in reinvestment of dividends	189,115
Shares redeemed	(3,568,562)

Net increase	10,009

4. Purchases and Sales of Securities
Purchases and sales of investment securities, excluding U.S. government and short-term securities, for the year ended October 31, 2010, were as follows:

Cost of Purchases	$7,674,838
Proceeds from Sales	35,427,471
5. Federal Tax Information
The Fund intends to continue to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of taxable income to its shareholders. Therefore, no federal income tax provision is required.
Management evaluates the Fund’s tax positions to determine if the tax positions taken meet the minimum recognition threshold in connection with accounting for uncertainties in income tax positions taken or expected to be taken for the purposes of measuring and recognizing tax liabilities in the financial statements. Recognition of tax benefits of an uncertain tax position is required only when the position is “more likely than not” to be sustained assuming examination by taxing authorities. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the period, the Fund did not incur any interest or penalties.
14      Optique Funds Annual Report

Notes to the Financial Statements (Continued) October 31, 2010
Management has analyzed the Fund’s tax positions taken on federal income tax returns for all open tax years (current and prior three tax years), and has concluded that no provision for federal income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.
The Fund may periodically make reclassifications among certain of its capital accounts as a result of the recognition and characterization of certain income and capital gain distributions determined annually in accordance with federal tax regulations which may differ from GAAP. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent they are charged or credited to paid-in capital, undistributed net investment income or accumulated net realized gain, as appropriate, in the period that the differences arise.
Accordingly, at October 31, 2010, the following permanent differences, primarily attributable to PFIC reclassifications, utilization of earnings and profits on shareholder redemptions, and foreign currency transactions have been reclassified to/from the following accounts:

Undistributed	Accumulated
Net Investment	Realized	Increase/(Decrease)
Income	Gain/(Loss)	Paid-in Capital

$177,468	$(1,519,475)	$1,342,007
These reclassifications had no impact on net assets or net asset value per share.
The tax character of dividends and distributions declared during the last two fiscal years were as follows:

	Ordinary	Long Term
	Income	Capital Gain	Total

2010	$168,896	$—	$168,896
2009	1,658,679	—	1,658,679
As of October 31, 2010, the components of Distributable Earnings for tax purposes were as follows:

Undistributed	Unrealized	Total
Ordinary	Appreciation	Distributable
Income	(Depreciation)	Earnings

$868,110	$(92,619)	$775,491
During the year ended October 31, 2010, the Fund utilized $2,063,502 to offset capital gains. At October 31, 2010, the Fund had no capital loss carryforwards outstanding.
For Federal income tax purposes, the cost of securities owned at October 31, 2010, and the net realized gains or losses on securities sold for the period were different from amounts reported for financial reporting purposes, primarily due to recognition of unrealized gain from passive foreign investment companies and wash sales which cannot be used for Federal income tax purposes in the current year and have been deferred for use in future years. The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund at October 31, 2010, was as follows:

				Net
	Federal	Appreciated	Depreciated	Unrealized
	Tax Cost	Securities	Securities	Depreciation

International Value Fund	$3,398,763	$228,798	$(322,455)	$(93,657)
Optique Funds Annual Report      15

Notes to the Financial Statements (Continued) October 31, 2010
6. Redemption Fees
On July 26, 2001, the Board approved the imposition of a 2.00% redemption fee applicable to all shares purchased after September 17, 2001 for the Fund and redeemed by shareholders within 30 days of their purchase date. The redemption fee is intended to limit short-term trading in the Fund. Any proceeds of the fee are credited to the assets of the Fund. For the year ended October 31, 2010, there were $1,240 of redemption fees retained by the Fund. For the year ended October 31, 2009, there were $1,235 of redemption fees retained by the Fund.
7. Investment Advisory and Custodian Agreements
Optique Capital Management, Inc. (“OCM”) is the investment advisor of the Fund. OCM manages the Fund’s investments and its business operations under the overall supervision of the Board. As compensation for OCM’s services, the Fund pays OCM a monthly fee based on the Fund’s average daily net assets at the annual rate of 0.90%.
Under the investment advisory agreement, if the aggregate annual operating expenses (including the investment advisory fee and the administration fee, excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.85% of the average daily net assets of the Fund, OCM will reimburse the Fund for the amount of such excess. For the year ended October 31, 2010, OCM earned fees from the Fund in the amount of $82,341 and waived its fees in the amount of $82,341. In addition, OCM reimbursed expenses of the Fund in the amount of $309,502.
State Street Bank and Trust acts as custodian (the “Custodian”) for the Fund. Fees of the Custodian are being paid based on the net assets of the Fund, by transaction and by out-of-pocket costs. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.
8. Administration, Service and Distribution Plan
SEI Investments Global Funds Services (the “Administrator”) serves as the administrator to the Fund. Effective September 1, 2009, for its services, the Administrator receives an annual fee equal to the higher of 0.135% of the first $250 million, 0.10% of the next $250 million and 0.08% of any amount above $500 million. The Fund is subject to a minimum annual administration fee of $135,000.
SEI Investments Distribution Co. (the “Distributor”) serves as the distributor to the Fund. Pursuant to Rule 12b-1 under the 1940 Act, the Company has adopted a Service and Distribution Plan (the “Plan”). Under the Plan, the Fund is authorized to pay expenses incurred for the purpose of financing activities, including the employment of other dealers, intended to result in the sale of shares of the Fund at an annual rate of up to 0.25% of the Fund’s average daily net assets. The Fund incurred distribution fees of $75,492 of which OCM reimbursed $52,620 and the Fund’s net distribution expense for the year ended October 31, 2010 was $22,872.
Citigroup Fund Services, LLC serves as the transfer agent and dividend disbursing agent to the Fund.
9. Transactions with Affiliates
Certain officers of the Fund are also officers of the Administrator. Such officers are paid no fees by the Fund for serving as officers of the Fund.
16      Optique Funds Annual Report

Notes to the Financial Statements (Concluded) October 31, 2010
10. Market Risks
The Fund invests primarily in securities of companies that are located in or conduct a substantial amount of their business in foreign countries, including emerging market countries. Prices of securities in foreign markets generally, and emerging markets in particular, have historically been more volatile than prices in U.S. markets. In addition, to the extent that the Fund focuses its investments in a particular region, the effects of political and economic events in that region on the value of an investment in the Fund will be magnified. Some countries in which the Fund may invest require government approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is a deterioration in a country’s balance of payments, or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
11. Other Matters
In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be established; however, based on experience, the risk of loss from such claims is considered remote.
The Fund has experienced a significant decline in net assets which raises substantial doubt about the Fund’s ability to continue as a going concern. The financial statements do not include any adjustments that might result from the outcome of this uncertainty. The plan to continue as a going concern is dependent on the success of the proposed merger discussed in Note 12.
12. Subsequent Events
Management of the Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events. Based on this evaluation, no additional disclosures or adjustments were required to the financial statements except as described below.
On November 4, 2010, the Board approved an Agreement and Plan of Reorganization (the “Plan”) pursuant to which the assets and known liabilities of the Fund would be transferred to John Hancock International Value Equity Fund, a series of John Hancock Funds III, in exchange for Class A shares of John Hancock International Value Equity Fund, which Class A shares would then be distributed to the shareholders of the Fund in proportion to their holdings of shares of the Fund. The Plan requires the approval of the shareholders of the Fund and will be submitted to the shareholders for their consideration at a meeting to be held in February 2011.
Optique Funds Annual Report      17

Report of Independent Registered Public Accounting Firm
The Board of Directors and Shareholders
Optique Funds, Inc.:
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Optique International Value Fund (the “Fund”), constituting Optique Funds, Inc., as of October 31, 2010, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2010, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Fund constituting Optique Funds, Inc. as of October 31, 2010, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.
The accompanying financial statements have been prepared assuming that the Fund will continue as a going concern. As discussed in note 11 to the financial statements, the Fund has experienced a significant decline in net assets which raises substantial doubt about the Fund’s ability to continue as a going concern. Management’s plans in regard to the Fund are described in note 12. The accompanying financial statements do not include any adjustments that might result from the outcome of this uncertainty.
Philadelphia, Pennsylvania
December 21, 2010
18      Optique Funds Annual Report

Directors and Officers of the Company (Unaudited)

		Length of	Number of
		Time	Portfolios in
Name, Address	Position Held	Served	Fund Complex	Principal Occupation(s) During Past
& Age	with Funds	(Yrs.)*	Overseen	Five Years and Other Directorships

INDEPENDENT DIRECTORS
JoAnne Brandes 9130 Kensington Way Franklin, WI 53132 Age: 57	Director	12	1	Retired; Senior Vice President/General Counsel and Secretary of Johnson/Diversey, Inc. from October 1997—2007; Officer of S.C. Johnson & Son, Inc. since 1992. Director of Anderson Corporation, Bemis Manufacturing and Metrix, LLC.

F. Gregory Campbell Carthage College 2001 Alford Drive Kenosha, WI 53140 Age: 71	Director	12	1	President of Carthage College since 1987 Director of Thrivent Mutual Funds.

George Nelson WISC-TV 7025 Raymond Road Madison, WI 53719-5053 Age: 72	Director	12	1	Vice President of Administration and Finance of Evening Telegram, Inc. since 1982. Director of Sub Zero Freezer Co., Janesville Sand & Gravel Co. and Morgan Murphy Media.

ASSISTANT OFFICERS
Joseph Gallo[1] One Freedom Valley Drive Oaks, PA 19456 Age: 37	Assistant Vice President and Assistant Secretary	4	N/A	Employed by SEI Investments Company since 2007. Associate Counsel, IOMA Retirement Corporation 2004-2007. Federal Investigator, U.S. Department of Labor 2002-2004; U.S. Securities and Exchange Commission-Division of Investment Management, 2003

Carolyn Mead[1] One Freedom Valley Drive Oaks, PA 19456 Age: 53	Assistant Vice President and Assistant Secretary	1	N/A	Employed by SEI Investments Company since 2007. Associate at Stradley, Ronon, Stevens & Young from 2004-2007. Counsel at ING Variable Annuities from 1999-2002.

Bernadette Sparling[1] One Freedom Valley Drive Oaks, PA 19456 Age: 33	Assistant Vice President and Assistant Secretary	1	N/A	Employed by SEI Investments Company since 2005. Associate Counsel, Blank Rome LLP from 2001-2005.
Optique Funds Annual Report      19

Directors and Officers of the Company (Unaudited)

		Length of	Number of
		Time	Portfolios in
Name, Address	Position Held	Served	Fund Complex	Principal Occupation(s) During Past
& Age	with Funds	(Yrs.)*	Overseen	Five Years and Other Directorships

INTERESTED DIRECTORS AND OFFICERS
Wendell Perkins Optique Capital Management, Inc. 222 East Erie Street Suite 500 Milwaukee, WI 53202 Age: 47	President and Secretary	12	1	Chief Investment Officer of Optique Capital Management, Inc. Previously, Director and Senior Vice President of Johnson Asset Management Inc. since 1994.

Edward Maraccini Optique Capital Management, Inc. 222 East Erie Street Suite 500 Milwaukee, WI 53202 Age: 42	Chief Compliance Officer Anti-Money Laundering Officer	Since December 15, 2009	1	Senior Portfolio Manager of Optique Capital Management, Inc. Previously Senior Portfolio Manager of Johnson Asset Management since 1999.

OFFICER

Michael Lawson[1] One Freedom Valley Drive Oaks, PA 19456 Age: 50	Chief Financial Officer	1	N/A	Director of the Administrator’s Fund Accounting Department (since July 2005); Manager in the Administrator’s Fund Accounting Department (November 1998- July 2005).

*	Each Director shall hold office during the lifetime of the Fund until the election and qualification of his or her successor, or until he or she is deceased, resigns or is removed from office in accordance with the Optique Funds, Inc.’s Articles of Incorporation.

1	These officers of the Company also serve as officers of one or more mutual funds for which SEI Investments Company or its affiliates act as investment manager, administrator or distributor.
20      Optique Funds Annual Report

Disclosure of Fund Expenses (Unaudited)
All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.
Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its final investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.
The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.
The table below illustrates your Fund’s costs in two ways:
• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.
You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that period. Simply divide your actual account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”
• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.
Note: Because the return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning	Ending		Expenses
	Account	Account	Annualized	Paid
	Value	Value	Expense	During
	5/1/10	10/31/10	Ratios	Period*

Actual Fund Return
International Value Fund	$1,000.00	$1,056.30	1.85%	$9.59

Hypothetical 5% Return
International Value Fund	$1,000.00	$1,015.88	1.85%	$9.40

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period shown).
Optique Funds Annual Report      21

Approval of Investment Advisory Contract (Unaudited)
On July 30, 2010, the Board of Directors of Optique Funds, Inc. approved the continuation of the Fund’s investment advisory agreement with Optique Capital Management, Inc. (the “Adviser”) through September 30, 2010, and on September 14, 2010 the Board of Directors approved the continuation of the Fund’s investment advisory agreement with the Adviser through December 31, 2010. Previously, on April 23, 2010 the Board of Directors approved the continuation of the Fund’s investment advisory agreement through July 31, 2010. Each approval was for less than a year because the Board of Directors was uncertain as to whether the Adviser could meet its expense reimbursement obligations beyond the applicable date. Prior to each approval the Adviser had provided the Board of Directors with information that demonstrated its ability to meet its expense reimbursement obligations through the applicable date. Prior to approving the continuation of the Fund’s investment advisory agreement on April 23, 2010, the Board of Directors considered:
•	the nature, extent and quality of the services provided by the Adviser

•	the investment performance of the Fund

•	the costs of the services to be provided and profits to be realized by the Adviser from its relationship with the Fund

•	the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect those economies of scale

•	the expense ratio of the Fund
In considering the nature, extent and quality of the services provided by the Adviser, management of the Fund reported to the Board that the Adviser provided portfolio management, shareholder communication and servicing, and regulatory compliance services to the Fund. Management reported that shareholder communication and servicing services included preparing letters to shareholders and supervising the services provided by the other service providers. Management reported that regulatory compliance services included paying the compensation of the Fund’s Chief Compliance Officer. The Directors concluded that the Adviser was providing essential services to the Fund.
The Directors compared the performance of the Fund to benchmark indices over various periods of time and concluded that the performance of the Fund warranted the continuation of the advisory agreement. They noted that the performance of the Fund exceeded the benchmark indices for some periods but was less than the benchmark indices for other periods. The Directors noted that in addition to the absolute performance of the Fund, the Fund adhered to its investment style avoiding style drift.
In concluding that the advisory fees payable by the Fund were reasonable, the Directors reviewed a report of the costs of services provided, and the profits realized, by the Adviser from its relationship with the Fund and concluded that the Adviser was not realizing a profit with respect to the services it provides the Fund. The Directors also reviewed reports comparing the expense ratio and advisory fees paid by the Fund to those paid by other comparable mutual funds (but not non-mutual fund accounts managed by the Adviser) and concluded that the advisory fees paid by the Fund and the expense ratio of the Fund were in the middle 60% of the range of comparable mutual funds.
The Directors then reviewed a report from the Adviser indicating that the Fund’s expense ratio was increasing as the assets of the Fund declined, indicating that in the past there had been economies of scale benefiting the shareholders. The Directors also considered whether the investment advisory agreement fee schedule should be adjusted for an increase in assets under management. They concluded that “breakpoints” were not warranted at this time given the anticipated growth of the Fund in the next year and the other factors considered.
22      Optique Funds Annual Report

Notice to Shareholders (Unaudited)
For shareholders that do not have an October 31, 2010 tax year end, this notice is for informational purposes only. For shareholders with an October 31, 2010 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended October 31, 2010, the Fund is designating the following items with regard to distributions paid during the year.

	Long Term			Corporate
	Capital	Ordinary		Dividends	Qualifying	Interest	Short-Term
	Gains	Income	Total	Received	Dividend	Related	Capital Gain
Fund	Distributions	Distributions	Distributions	Deduction (1)	Income (2)	Dividends (3)	Dividends (4)

International Value Fund*	0.00%	100.00%	100.00%	0.00%	19.64%	0.00%	100.00%

(1)	Corporate Dividends Received Deduction represent dividends, which qualify for the corporate dividends received deduction and is reflected as a percentage of ordinary income distributions.

(2)	The percentage in this column represents the amount of “Qualifying Dividend Income” as created by the Jobs and Growth Tax Relief Reconciliation Act of 2003 and is reflected as a percentage of “Ordinary Income Distributions.” It is the intention of the Fund to designate the maximum amount permitted by the law.

(3)	The percentage in this column represents the amount of “Interest Related Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of net investment income distributions that is exempt from U.S. withholding tax when paid to foreign investors.

(4)	The percentage in this column represents the amount of “Short-Term Capital Gain Dividends” as created by the American Jobs Creation Act of 2004 and is reflected as a percentage of short-term capital gain distributions that is exempt from U.S. withholding tax when paid to foreign investors.

*	The Fund intends to pass through a foreign tax credit to shareholders. For fiscal year ended 2010, the total amount of foreign source income is $219,866. The total amount of foreign tax to be paid is $19,998. Your allocable share of the tax credit will be reported on Form 1099-DIV.
The information reported herein may differ from the information and distributions taxable to the shareholders for the calendar year ending December 31, 2010. Complete information will be computed and reported in conjunction with your 2010 Form 1099-DIV.
Optique Funds Annual Report      23

Notes

This report has been prepared for the general information of Optique Funds shareholders. It is not authorized for distribution to prospective investors unless accompanied or preceded by a current Optique Funds prospectus, which contains more complete information about Optique Funds investment policies, management fees and expenses. Investors are reminded to read the prospectus carefully before investing or sending money.
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q within sixty days after the end of the period. The Fund’s Forms N-Q are available on the Securities and Exchange Commission’s (the “Commission”) web site at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.
A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-800-276-8272; (ii) at the Fund’s website at http://www.optiquecapital.com; and (iii) on the Commission’s website at http://www.sec.gov.
222 East Erie Street
Milwaukee, WI 53202
OPT-AR-001-0500

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer and principal accounting officer or controller. No substantive amendments were approved or waivers granted to this code of ethics during the period covered by this report.
Item 3. Audit Committee Financial Expert.
(a)(1) The registrant’s board of trustees has determined that the registrant has at least one audit committee financial expert serving on the audit committee.
(a)(2) The audit committee financial expert is George A. Nelson. Mr. Nelson is independent as defined in Form N-CSR Item 3(a)(2).
Item 4. Principal Accountant Fees and Services.
Fees billed by KPMG LLP Related to the Funds
KPMG LLP billed the Funds aggregate fees for services rendered to the Funds for the last two fiscal years as follows:

	Fiscal 2010			Fiscal 2009
		All fees and	All other fees		All fees and	All other fees
	All fees and	services to	and services to	All fees and	services to	and services to
	services to the	service	service	services to the	service	service
	Funds that	affiliates that	affiliates that	Funds that	affiliates that	affiliates that
	were pre-	were pre-	did not require	were pre-	were pre-	did not require
	approved	approved	pre-approval	approved	approved	pre-approval
(a) Audit Fees(1)	$34,000	$0	$0	$31,000	$0	$0
(b) Audit-Related Fees	$0	$0	$0	$0	$0	$0
(c) Tax Fees	$0	$0	$0	$0	$0	$0
(d) All Other Fees	$0	$0	$0	$0	$0	$0

Notes:

(1)	Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings.

(e)(1)	Before the principal accountant is engaged by the Funds to render audit or non-audit services, the engagement is approved by the Funds’ Audit Committee.

(e)(2)	Percentage of fees billed applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	Fiscal 2010	Fiscal 2009
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f)	Not applicable.

(g)	The aggregate non-audit fees and services billed by KPMG LLP for the last two fiscal years were $0 and $0 for 2010 and 2009, respectively.

(h)	Not applicable.
Item 5. Audit Committee of Listed Registrants.
Not applicable.
Item 6. Schedule of Investments
See Item 1.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Not applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.
Not applicable.
Item 10. Submission of Matters to a Vote of Security Holders.
None.

Item 11. Controls and Procedures.
(a) The certifying officers, whose certifications are included herewith, have evaluated the registrant’s disclosure controls and procedures within 90 days of the filing date of this report. In their opinion, based on their evaluation, the registrant’s disclosure controls and procedures are adequately designed, and are operating effectively to ensure, that information required to be disclosed by the registrant in the reports it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.
(b) There were no significant changes in the registrant’s internal control over financial reporting that occurred during the registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Items 12. Exhibits.
(a)(1) Code of Ethics attached hereto.
(a)(2) A separate certification for the principal executive officer and the principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.
(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Optique Funds, Inc.

By (Signature and Title)*	/s/ Wendell Perkins Wendell Perkins, President

Date: December 30, 2010
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Wendell Perkins Wendell Perkins, President

Date: December 30, 2010

By (Signature and Title)*	/s/ Michael Lawson Michael Lawson, Chief Financial Officer

Date: December 30, 2010

*	Print the name and title of each signing officer under his or her signature.